BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated August 24, 2026

to the Summary Prospectus dated October 27, 2025, as amended and restated June 18, 2026, the Prospectus dated October 27, 2025, as supplemented, and the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy

This supplement provides important information regarding the Fund’s name change and repositioning, including material changes to the Fund’s principal investment strategies

At a meeting of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”) held on August 19–20, 2026 (the “August Meeting”), at the recommendation of Olive Street Investment Advisers, LLC (the “Adviser”), the investment adviser to the Fund, the Board approved (i) a change in the name of the Fund, (ii) changes to the Fund’s principal investment strategy to provide that the Fund will invest primarily in the securities of mid-capitalization companies and no longer invest primarily in the securities of both small- and mid-capitalization companies or follow an investment style that favors growth investments (the “Repositioning”), and (iii) a new 80% investment policy. The Repositioning is expected to be completed by October 28, 2026 (the “Effective Date”).

Accordingly, on the Effective Date, the Fund’s name, principal investment strategy and 80% investment policy will change as follows:

	Current	New
Fund Name	Bridge Builder Small/Mid Cap Growth Fund	Bridge Builder Mid Cap Fund
Principal Investment Strategy	The Fund primarily invests in equity securities of small and mid-capitalization companies. The Fund follows an investing style that favors growth investments.	The Fund primarily invests in equity securities of mid-capitalization companies. No longer applicable as the Fund will no longer follow an investing style that favors growth investments.
80% Investment Policy	The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of mid-capitalization companies and other instruments, such as derivative instruments, with economic

the performance of securities of small and mid-capitalization companies.	characteristics similar to securities of mid-capitalization companies, and investment companies that seek to track the performance of securities of mid-capitalization companies.

Additionally, at the August Meeting in connection with the Repositioning, the Adviser recommended, and the Board approved, (i) new investment sub-advisory agreements among the Adviser, the Trust and each of the following investment sub-advisers—Boston Partners Global Investors, Inc. (“Boston Partners”), LSV Asset Management (“LSV”), and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)—pursuant to which Boston Partners, LSV, and Vaughan Nelson will each serve as a sub-adviser to an allocated portion of the Fund (the “New Sub-Advisers”); and (ii) the termination of the investment sub-advisory agreements among the Adviser, the Trust and each of the following sub-advisers—Eagle Asset Management, Inc. and Federated MDTA LLC, with such terminations becoming effective in late September or early October 2026. Artisan Partners Limited Partnership, Driehaus Capital Management LLC, Los Angeles Capital Management LLC, Russell Investment Management, LLC, and Stephens Investment Management Group, LLC will continue to serve as sub-advisers to the Fund following the Repositioning. More detailed information regarding the New Sub-Advisers and the portfolio managers who will be responsible for the day-to-day management of each New Sub-Adviser’s allocated portion of the Fund’s assets will be included in an additional supplement to the Summary Prospectus, Prospectus and SAI on or before the Effective Date.

In anticipation of the Effective Date, the Adviser will begin transitioning the Fund’s investment portfolio to meet the Fund’s new investment strategy and new 80% investment policy. During this transitional period, a portion of the Fund may not be invested in a manner consistent with its current principal investment strategy and current 80% investment policy. The transitioning of the Fund’s investment portfolio will result in increased portfolio turnover for the Fund, which will result in transaction costs incurred by the Fund and may increase the amount of capital gains realized by the Fund.

On the Effective Date, the Fund will issue a new Summary Prospectus, Prospectus and SAI reflecting the above changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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